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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): September 29, 2003


                    CWMBS, INC., (as depositor under the
                    Pooling and Servicing Agreement, dated
                    as of September 1, 2003, providing for
                    the issuance of the CWMBS, INC., CHL
                    Mortgage Pass-Through Trust 2003-50,
                    Mortgage Pass-Through Certificates,
                    Series 2003-50).


                                  CWMBS, INC.
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            (Exact name of registrant as specified in its charter)


           Delaware                     333-103821             95-4449516
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   (State of Other Jurisdiction        (Commission         (I.R.S. Employer
         of Incorporation)             File Number)        Identification No.)

          4500 Park Granada
        Calabasas, California                               91302
   --------------------------------                   -----------------
       (Address of Principal                             (Zip Code)
         Executive Offices)


      Registrant's telephone number, including area code (818) 225-3240
                                                         ----- --------


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Item 5.       Other Events.
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Filing of Computational Materials
---------------------------------

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2003-50, J.P. MORGAN SECURITIES INC. ("J.P. MORGAN"), as one of the Underwriters of the Underwritten Certificates, has prepared certain materials (the "J.P. MORGAN Computational Materials") for distribution to its potential investors. Also, in connection with the offering of the Mortgage Pass-Through Certificates, Series 2003-50, COUNTRYWIDE SECURITIES CORPORATION ("CSC") has prepared certain materials (the "CSC Computational Materials") for distribution to its potential investors. Although the Company provided J.P. MORGAN and CSC with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the J.P. MORGAN Computational Materials or the CSC Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The J.P. MORGAN Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated September 29, 2003. The CSC Computational Materials, listed as Exhibit 99.2 hereto, are filed on Form SE dated September 29, 2003.




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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated June 24, 2003 and the prospectus supplement dated September 24, 2003, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2003-50.

Item 7.       Financial Statements, Pro Forma Financial
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              Information and Exhibits.
              ------------------------

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

   99.1     J.P. MORGAN Computational Materials
            filed on Form SE dated September 29, 2003

   99.2     CSC Computational Materials
            filed on Form SE dated September 29, 2003

                                   Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CWMBS, INC.




                                             By: / s / Darren Bigby
                                                 ------------------------------
                                             Darren Bigby
                                             Vice President


Dated:  September 29, 2003

                                 Exhibit Index
                                 -------------


Exhibit                                                                   Page
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99.1     J.P. MORGAN Computational Materials
         filed on Form SE dated September 29, 2003.                         6
99.2     CSC Computational Materials
         filed on Form SE dated September 29, 2003.                         7

                                 EXHIBIT 99.1
                                 ------------

                      J.P. MORGAN Computational Materials
                  filed on Form SE dated September 29, 2003.

                                 EXHIBIT 99.2
                                 ------------

                          CSC Computational Materials
                  filed on Form SE dated September 29, 2003.